                          ALASKA PUBLIC UTILITIES COMMISSION

                                     CERTIFICATE
                                          OF
                           PUBLIC CONVENIENCE AND NECESSITY

                                       NO. 436


HAVING FOUND THAT THE GRANTEE OF THIS CERTIFICATE IS FIT, WILLING, AND ABLE TO PROVIDE THE UTILITY SERVICES APPLIED FOR AND THAT SUCH SERVICES ARE REQUIRED FOR THE CONVENIENCE AND NECESSITY OF THE PUBLIC, THE ALASKA PUBLIC UTILITIES COMMISSION, PURSUANT TO THE AUTHORITY VESTED IN IT BY AS 42.05, HEREBY ISSUES THIS CERTIFICATE OF PUBLIC CONVENIENCE AND NECESSITY TO

                               GCI COMMUNICATION CORP.
AUTHORIZING IT TO OPERATE A PUBLIC UTILITY, AS DEFINED BY AS 42.05.990(4)(B) FOR THE PURPOSE OF FURNISHING

                              TELECOMMUNICATIONS SERVICE
                                   (RELAY SERVICE)